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EXHIBIT 99.2

THE MILLS CORPORATION
CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
(Amounts In Thousands)

        Management has prepared the following consolidated pro forma financial statements which are based on the historical consolidated financial statements of The Mills Corporation (the "Company") and adjusted to give effect to the acquisition of Riverside Square ("Riverside") on December 13, 2002 and the acquisition of additional ownership interests ("Simon Acquisition") in Arundel Mills, Arizona Mills, Concord Mills, Grapevine Mills and Ontario Mills on May 31, 2002 (collectively, the "Acquisitions").

        The pro forma consolidated balance sheet at September 30, 2002 has been prepared to reflect the subsequent acquisition of Riverside as if the acquisition occurred on September 30, 2002. The Simon Acquisition is already reflected in the September 30, 2002 balance sheet of the Company. The pro forma consolidated statements of income for the year ended December 31, 2001 and the nine months ended September 30, 2002 have been prepared to present the results of operations of the Company as if the Acquisitions had occurred at the beginning of each period presented.

        The Company's historical consolidated financial statements reflect the effect of the Simon Acquisition on and after May 31, 2002. The Company has historically accounted for the assets of the Simon Acquisition using the equity method of accounting and continues to do so as the Company continues to be a co-general and co-managing partner. The Company does not consider itself to be in control of its joint venture partnerships when major business decisions require the approval of at least one other general partner. The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the Acquisitions and related transactions occurred at the beginning of each period presented, nor does it purport to project the consolidated operations for any future period.

        The following consolidated pro forma financial statements should be read in conjunction with the Company's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on December 20, 2002 announcing the Riverside Acquisition, the Company's Form 8-K filed with the SEC on June 17, 2002 and Form 8-K/A Amendments 1, 2 and 3 filed with the SEC on June 28, 2002, September 24, 2002 and November 27, 2002 respectively related to the Simon Acquisition, the Consolidated Financial Statements and the Notes thereto that are included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2002 and the Statement of Certain Revenues and Certain Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company's opinion, all significant adjustments necessary to reflect the effects of the Acquisitions have been made.

THE MILLS CORPORATION
CONSOLIDATED PRO FORMA BALANCE SHEET
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited and in Thousands)

	Historical (A)	Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Income producing property:
Land and land improvements	$249,026	$10,403	(B)	$259,429
Building and improvements	954,685	77,164	(B)	1,031,849
Furniture, fixtures and equipment	53,676	—		53,676
Less: accumulated depreciation and amortization	(284,242)	—		(284,242)

Net income producing property	973,145	87,567		1,060,712
Land held for investment and/or sale	9,176	—		9,176
Construction in progress	107,803	—		107,803
Investment in unconsolidated joint ventures	584,517	—		584,517

Net real estate and development assets	1,674,641	87,567		1,762,208
Cash and cash equivalents	13,076	—		13,076
Restricted cash	30,338	—		30,338
Accounts receivable, net	39,872	—		39,872
Notes receivable	18,269	—		18,269
Deferred costs, net	92,577	185	(C)	92,762
Other assets	5,841	—		5,841

TOTAL ASSETS	$1,874,614	$87,752		$1,962,366

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages, notes and loans payable	$1,335,803	$86,500	(D)	$1,422,303
Accounts payable and other liabilities	92,726	1,252	(E)	93,978

	1,428,529	87,752		1,516,281

Minority interests	110,312	—		110,312
Series A cumulative convertible preferred stock	75,000	—		75,000
Common stock, $.01 par value, authorized 100,000 shares, 38,928 shares issued and outstanding	389	—		389
Additional paid-in capital	800,323	—		800,323
Accumulated deficit	(516,963)	—		(516,963)
Accumulated other comprehensive loss	(14,896)	—		(14,896)
Deferred compensation	(8,080)	—		(8,080)

Total stockholders' equity	260,773	—		260,773

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,874,614	$87,752		$1,962,366

THE MILLS CORPORATION
CONSOLIDATED PRO FORMA BALANCE SHEET
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited and in Thousands)

(A)
Reflects the Company's unaudited historical consolidated balance sheet as of September 30, 2002 which includes the Simon Acquisition.

(B)
Represents management's estimate of the allocation of the Company's purchase price and closing costs for Riverside totaling $87,567 between land and building. The Company has not finalized the allocation of the purchase price and, therefore, such allocation is preliminary and subject to change.

(C)
Primarily reflects deferred loan fees of $185 related to the newly acquired loan on Riverside. The loan fees will be amortized over ten years through the loan maturity date in January 2013.

(D)
Represents increases in mortgages, notes and loans payable for the newly acquired $65,000 mortgage loan from Lehman Brothers and the additional borrowings on the Company's revolving loan of $21,500, which was used to fund the cash component of the Riverside purchase price. The interest rate on the Riverside mortgage obtained from Lehman Brothers is fixed at 5.77% and matures in 2013.

(E)
Represents accruals for the Riverside acquisition and loan closing costs.

THE MILLS CORPORATION
CONSOLIDATED PRO FORMA STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited and in Thousands Except Per Share Amounts)

	Historical (A)	Simon Acquisition Pro Forma Adjustments (B)	Riverside Acquisition Pro Forma Adjustments (C)		Pro Forma Consolidated (D)
REVENUES:
Minimum rent	$87,942	$—	$3,636		$91,578
Percentage rent	458	—	568		1,026
Recoveries from tenants	39,239	—	4,447		43,686
Other property revenue	10,015	—	316		10,331
Management fee income from unconsolidated joint ventures	8,614	415	—		9,029
Other fee income from unconsolidated joint ventures	4,508	—	—		4,508

Total operating revenues	150,776	415	8,967		160,158

EXPENSES:
Recoverable from tenants	34,414	—	4,492		38,906
Other operating	4,168	—	71		4,239
General and administrative	9,619	—	—		9,619
Depreciation and amortization	33,239	2,050	1,465	(1)	36,754

Total operating expenses	81,440	2,050	6,028		89,518

	69,336	(1,635)	2,939		70,640
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures before extraordinary items	14,257	2,434	—		16,691
Interest income	5,631	—	—		5,631
Interest expense, net	(38,770)	2,151	(3,547	)(2)	(40,166)
Other income (expense)	1,581	—	—		1,581

INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AND MINORITY INTEREST	52,035	2,950	(608)		54,377
Extraordinary losses on debt extinguishments	(1,260)	—	—		(1,260)

	50,775	2,950	(608)		53,117
INCOME (LOSS) BEFORE MINORITY INTERESTS
Minority interests	(16,577)	150	186		(16,241)

NET INCOME (LOSS)	$34,198	$3,100	$(422)		$36,876

EARNINGS PER COMMON SHARE — BASIC:
Income before extraordinary items, net of minority interests	$1.02				$1.00
Extraordinary losses on debt extinguishments, net of minority interests	(0.02)				(0.02)

Net income per share	$1.00				$0.98

EARNINGS PER COMMON SHARE — DILUTED:
Income before extraordinary items, net of minority interests	$1.01				$0.99
Extraordinary losses on debt extinguishment, net of minority interests	(0.03)				(0.03)

Net income per share	$0.98				$0.96

WEIGHTED AVERAGE NUMBER OF SHARES:
Basic	34,112				37,574
Diluted	34,973				38,434

THE MILLS CORPORATION
NOTES TO CONSOLIDATED PRO FORMA STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited and in Thousands Except Per Share Amounts)

(A)
Represents the Company's unaudited historical consolidated statement of income for the nine months ended September 30, 2002 including the results of operations from the Simon Acquisition for the period June 1, 2002 to September 30, 2002.

(B)
Represents the pro forma adjustments for the Simon Acquisition through September 30, 2002. In May 2002, the Company sold 7,500,000 shares of common stock, par value $0.01 per share, and used a portion of the proceeds to complete the Simon Acquisition. For further information on each adjustment, see the Company's Current Report on Form 8-K/A filed with the SEC on November 27, 2002.

(C)
Represents the unaudited statement of income for Riverside through September 30, 2002 including the following pro forma adjustments detailed below:
  (1)
  Depreciation and amortization expense totaling $1,465 calculated on the preliminary allocation of the purchase price and closing costs to building and improvements based on an estimated useful life of 40 years.

  (2)
  Interest expense totaling $3,547 on the newly acquired mortgage loan of $65,000 at an interest rate of 5.77% and on the additional borrowings on the Company's revolving loan of $21,500 based on the Company's revolving loan weighted average borrowing rate of 4.47% for the period. Also included is amortization of the deferred loan fees of $14 related to the new mortgage.

(D)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per share as well as the pro forma weighted average shares outstanding at September 30, 2002. The following table sets forth the computation of pro forma basic and diluted earnings per share for the nine months ended September 30, 2002.

Numerator for pro forma basic earnings per share	$36,784

Numerator for pro forma diluted earnings per share	$37,039

Denominator:
Denominator for pro forma basic earnings per share — weighted average shares	37,882
Unvested Restricted Stock Awards — weighted average shares	(308)

Denominator for pro forma basic earnings per share adjusted — weighted average shares	37,574
Employee stock options and restricted stock awards	860

Denominator for pro forma diluted earnings per share — adjusted weighted average shares	38,434

Pro forma basic earnings per share	$0.98

Pro forma diluted earnings per share	$0.96

THE MILLS CORPORATION
CONSOLIDATED PRO FORMA STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(In Thousands Except Per Share Amounts)

	Historical (Audited) (A)	Simon Acquisition Pro Forma Adjustments (Unaudited) (B)	Riverside Acquisition Pro Forma Adjustments (Unaudited) (C)		Pro Forma Consolidated (Unaudited) (D)
REVENUES:
Minimum rent	$106,196	$—	$5,003		$111,199
Percentage rent	1,518	—	1,031		2,549
Recoveries from tenants	50,975	—	5,776		56,751
Other property revenue	15,211	—	311		15,522
Management fee income from unconsolidated joint ventures	10,436	1,064	—		11,500
Other fee income from unconsolidated joint ventures	8,097	(33)	—		8,064

Total operating revenues	192,433	1,031	12,121		205,585

EXPENSES:
Recoverable from tenants	43,065	—	6,238		49,303
Other operating	5,684	—	321		6,005
General and administrative	17,352	—	—		17,352
Depreciation and amortization	37,820	4,085	1,953	(1)	43,858

Total operating expenses	103,921	4,085	8,512		116,518

	88,512	(3,054)	3,609		89,067
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures before extraordinary items	12,525	7,039	—		19,564
Interest income	4,048	—	—		4,048
Interest expense, net	(57,737)	3,319	(5,267	)(2)	(59,685)
Other income (expense)	(2,307)	—	—		(2,307)

INCOME (LOSS) BEFORE GAIN ON SALE OF INTEREST IN FOODBRAND L.L.C., EXTRAORDINARY ITEMS, AND MINORITY INTERESTS	45,041	7,304	(1,658)		50,687
Gain on sale of interest in FoodBrand L.L.C.	6,420	—	—		6,420

INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AND MINORITY INTERESTS	51,461	7,304	(1,658)		57,107
Extraordinary losses on debt extinguishments	(16,624)	—	—		(16,624)
Equity in extraordinary losses on debt extinguishments of unconsolidated joint ventures	(127)	—	—		(127)

INCOME (LOSS) BEFORE MINORITY INTERESTS	34,710	7,304	(1,658)		40,356
Minority interests	(13,468)	(328)	545		(13,251)

NET INCOME (LOSS)	$21,242	$6,976	$(1,113)		$27,105

EARNINGS PER COMMON SHARE — BASIC:
Income before extraordinary items, net of minority interests	$1.25				$1.18
Extraordinary losses on debt extinguishments, net of minority interests	(0.40)				(0.35)

Net income per share	$0.85				$0.83

EARNINGS PER COMMON SHARE — DILUTED:
Income before extraordinary items, net of minority interests	$1.24				$1.17
Extraordinary losses on debt extinguishments, net of minority interests	(0.40)				(0.35)

Net income per share	$0.84				$0.82

WEIGHTED AVERAGE NUMBER OF SHARES:
Basic	25,042				32,542

Diluted	25,491				32,991

THE MILLS CORPORATION
NOTES TO CONSOLIDATED PRO FORMA STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited and In Thousands Except Per Share Amounts)

(A)
Represents the Company's audited historical consolidated statement of income for the year ended December 31, 2001.

(B)
Represents the pro forma adjustments for the Simon Acquisition through December 31, 2001. In May 2002, the Company sold 7,500,000 shares of common stock, par value $0.01 per share, and used a portion of the proceeds to complete the Simon Acquisition. For further information on each adjustment, see the Company's Current Report on Form 8-K filed with the SEC on June 28, 2002.

(C)
Represents the audited statement of income for Riverside for the year ended December 31, 2001 including the following pro forma adjustments detailed below:
  (1)
  Depreciation and amortization expense totaling $1,953 calculated on the preliminary allocation of the purchase price and closing costs to building and improvements based on an estimated useful life of 40 years.

  (2)
  Interest expense totaling $5,267 on the newly acquired mortgage loan of $65,000 at an interest rate of 5.77% and on the additional borrowings on the Company's revolving loan of $21,500 based on the Company's revolving loan weighted average borrowing rate of 6.97% for the period. Also included is amortization of the deferred loan fees of $18 related to the new mortgage.
(D)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per share as well as the pro forma weighted average shares outstanding at December 31, 2001. The following table sets forth the computation of the pro forma basic and diluted earnings per share for the year ended December 31, 2001.

Numerator for pro forma basic earnings per share	$27,045

Numerator for pro forma diluted earnings per share	$27,167

Denominator:
Denominator for pro forma basic earnings per share — weighted average shares	32,762
Unvested Restricted Stock Awards — weighted average shares	(220)

Denominator for pro forma basic earnings per share adjusted — weighted average shares	32,542
Employee stock options and restricted stock awards	449

Denominator for pro forma diluted earnings per share — adjusted weighted average shares	32,991

Pro forma basic earnings per share	$0.83

Pro forma diluted earnings per share	$0.82

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  EXHIBIT 99.2
THE MILLS CORPORATION CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS (Amounts In Thousands)
THE MILLS CORPORATION CONSOLIDATED PRO FORMA BALANCE SHEET FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (Unaudited and in Thousands)
THE MILLS CORPORATION CONSOLIDATED PRO FORMA STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (Unaudited and in Thousands Except Per Share Amounts)
THE MILLS CORPORATION CONSOLIDATED PRO FORMA STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2001 (In Thousands Except Per Share Amounts)